Exhibit No. 10.16

                             STOCK PLEDGE AGREEMENT


         THIS  STOCK  PLEDGE  AGREEMENT  (this   "Agreement")  is  entered  into
effective as of the 2nd day of January, 1998, by Richard S. Rawdin, (the "Pledgor") and Crown Energy Corporation, a Utah corporation (the "Secured Party").


                                    RECITALS
                                    --------

         WHEREAS, Pledgor holds beneficially and of record 398,148 shares of the issued and outstanding shares of Common Stock of Crown Energy Corporation, a Utah corporation (the "Shares");

         WHEREAS, the Secured Party has made a loan (the "Loan") of $229,583 to Pledgor pursuant to a certain Promissory Note (the "Note") of even date herewith, and is willing to accept as adequate security therefor, the pledge of the Shares by Pledgor to the Secured Party as collateral to secure the Loan;

         WHEREAS, Pledgor desires to pledge the Shares as security and in consideration for the Loan;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Grant of Security Interests.

                  1.1 The Shares. Pledgor hereby grants to Secured Party a security interest in the Shares that are evidenced by the stock certificates described in Exhibit A attached hereto, together with any substitutes therefor, or proceeds thereof, and any interest, stock rights, rights to subscribe, dividends, stock dividends, liquidating dividends, new securities, and other property to which Pledgor may become entitled by reason of the ownership of such securities during the existence of this Agreement.

                  1.2 Definitions.  The security interests  described in Section
1.1 are hereinafter collectively referred to as the "Security Interests." The stock certificates referred to in Section 1.1 are hereinafter collectively referred to as the "Certificates." All of the shares and rights described in
Section 1.1 above are hereinafter referred to collectively as the "Collateral."

         2. Obligations Secured. During the term hereof, the Collateral shall secure payment of the Loan (the "Secured Obligation").

         3. Perfection of Security Interests. Upon execution of this Agreement, Pledgor shall promptly deliver and transfer possession of the originals of the Certificates to the Secured Party to be held by the Secured Party until



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termination of this Agreement or  foreclosure  of the Secured  Party's  Security
Interests  as  provided  herein.   Pledgor  shall  also  execute  all  documents
(including, but not limited to, assignments of stock in the form attached hereto as Exhibit B-1) and perform all acts as the Secured Party may reasonably request so as to perfect and maintain a valid security interest for the Secured Party in the Collateral.

         4. Assignment. The Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of the Secured Party's Security Interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of the Secured Party hereunder with respect to the Collateral.

         5. Pledgor's Warranty of Title. Pledgor hereby represents and warrants to the Secured Party as follows: (i) that Pledgor has good title (both record and beneficial) to the Collateral; (ii) that there are no restrictions upon Pledgor's transfer of any of the Collateral pursuant to the provisions of this Agreement; and (iii) that the Collateral is free and clear of any encumbrances of every nature whatsoever. Pledgor further agrees not to grant or create any security interest, claim, lien, pledge or other encumbrance with respect to the Collateral until the Secured Obligation has been paid in full.

         6. Collection of Dividends and Interest. During the term of this Agreement, the Secured Party is authorized to collect all dividends, interest payments, and other amounts that may be, or may become, due on any of the Collateral. Such amounts collected shall be applied to the Secured Obligation.

         7. Voting Rights. During the term of this Agreement, Pledgor, as applicable, shall have the right to exercise all voting rights evidenced by, or relating to, the Collateral until the occurrence of any event of default under the Note to be executed in connection therewith.

         8. Warrants and Options. In the event that, during the term of this Agreement, subscription warrants, stock dividends, or any other rights or options shall be issued in connection with the Collateral, such warrants, stock dividends, rights and options shall be immediately delivered to the Secured Party to be held under the terms hereof in the same manner as the Collateral.

         9. Preservation of the Collateral and Reimbursement of Secured Party. Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Pledgor so to do, the Secured Party may make such payments on account thereof as (in the Secured Party's discretion) is deemed desirable. Any such payments expended by the Secured Party shall be considered part of the Secured Obligation and shall be reimbursable to Secured Party prior to or at the time the Shares are sold.

         10. Remedies. Upon the occurrence of any event of default under the Note or this Agreement, at the sole option of the Secured Party, without demand or notice, all or any part of any indebtedness evidenced by the Note shall



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become immediately due and payable. Upon any such default, the Secured Party may sell, assign, transfer and deliver, the Collateral, rights to the Collateral, or rights to any portion of proceeds therefrom, or any additions thereto or substitutes therefor, in such order as the Secured Party may elect, and any such sale, assignment, transfer or delivery may be by public or private sale at such price or prices and on such terms and conditions as the Secured Party in its sole and absolute discretion may determine. The Secured Party may apply the remaining proceeds, after deducting all costs of sale, in payment or reduction of the Secured Obligation in such order as the Secured Party in its discretion may determine, and the excess proceeds of any such sale shall be paid over by the Secured Party to Pledgor, as applicable. At any public or private sale, the Secured Party may, if it is the highest bidder, purchase any or all of the Secured Party's rights to the Collateral and may apply any unpaid balance of the Secured Obligation on account of or in full satisfaction of the Secured Obligation. Notwithstanding any provision in this Agreement to the contrary, Pledgor shall be liable to the Secured Party for any and all unpaid amounts, including, without limitation, costs and fees, due on the Note following the sale of the Collateral pursuant to the terms of this Agreement.

         11. Return of Collateral or Pledge of Additional Collateral. Each calendar quarter the Secured Party shall compare the value of Pledgor's Shares with the unpaid balance of the Note. If the unpaid balance of the Note exceeds the Fair Market Value of the Shares and Shares have been released by the Secured Party to Pledgor, the Secured Party shall require the Pledgor to fully secure the Note by (1) giving the Secured Party possession, custody and control of certificates for additional shares of Common Stock of Crown Energy Corporation equal to the difference between the Fair Market Value of the Shares (as defined below) and the unpaid balance of the Note, or (2) paying down the balance due on the Note to the point that it is fully secured by the Shares; provided, however, that the Pledgor shall not be required to pledge additional shares or pay down the Note in an amount greater than the proportionate value, measured at the time pledged, of the Shares for which the Company has not received payment. If the Fair Market Value of the Shares exceeds the unpaid balance of the Note, upon the written request of Pledgor, the Secured Party shall return to Pledgor the certificates for any Shares not needed to fully secure Pledgor's Note. In addition, promptly following payment by Pledgor to the Secured Party of all or any part of the principal and interest due on the Note, the Secured Party shall release the Security Interest granted herein and deliver to Borrower a Certificate for the number of Shares proportionately attributable to the percentage amount of principal and accrued interest paid by Borrower to the Secured Party. If the Secured Party is paid in full, it shall release and return all of the Collateral.

         For purposes of this paragraph, the Fair Market Value of the Shares on the date of valuation shall be deemed to be the closing sales price per share of Crown Energy Corporation common stock (the "Common Stock") as quoted on the NASD Electronic Bulletin Board, or other exchange or medium on which the Common Stock is traded or listed at such time, on the date of such repayment or, if no sale of Common Stock shall have been made on the NASD Electronic Bulletin Board, or other exchange or medium, on that date, on the next preceding business day on



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which there was a sale of such stock  reported on the NASD  Electronic  Bulletin
Board, or other exchange or medium.

         12. Waiver. Pledgor waives any right that it may have to require the Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy the Secured Party may have.

         13. Term of Agreement. This Agreement shall continue in full force and effect until the Secured Obligation shall have been paid in full.

         14. General Provisions. The following provisions are also an integral part of this Agreement:

                  14.1 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

                  14.2 Captions. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

                  14.3 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original.

                  14.4 Severability. The provisions of this Agreement are severable, and should any provision hereof be found by a court of competent jurisdiction to be void, voidable, unenforceable or invalid, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

                  14.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

                  14.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu of limitation of any other right, remedy or priority allowed by applicable law.

                  14.7 Amendment. This Agreement may be modified only by a written document that refers to this Agreement and that is executed by both parties.

                  14.8 Interpretation. This Agreement shall be interpreted, construed and enforced according to the substantive laws of the State of Utah.

                  14.9 Attorneys' Fees. In the event any action or proceeding is



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brought  by either  party to  enforce  the  provisions  of this  Agreement,  the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees, whether such sums are expended with or without suit, at trial or on appeal.

                  14.10 Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

         If to Pledgor:

                                            Address:



                                            Facsimile No.:

         If to Secured Party:

         Crown Energy Corporation           Address:
                                            215 South State Street, Suite 550
                                            Salt Lake City, Utah  84111

                                            Facsimile No.: (801) 537-5609




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         IN WITNESS  WHEREOF,  Pledgor and the Secured  Party have executed this
Agreement as of the day, month and year first above written.

                                   Pledgor:

                                   Richard S. Rawdin

                                   Secured Party:

                                   Crown Energy Corporation


                                   By: Jay Mealey

                                   Its: President